CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our reports dated February 15, 2018, relating to the financial statements and financial highlights, which appear in T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund, and T. Rowe Price Total Equity Market Index Fund’ (three of the portfolios comprising T. Rowe Price Index Trust, Inc.) Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the use in this Registration Statement of our report dated July 24, 2017, relating to the financial statements of T. Rowe Price Multi-Strategy Total Return Fund, Inc. and of our report dated August 17, 2017, relating to the financial statements of T. Rowe Price Capital Appreciation & Income Fund, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Fund Service Providers” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, Maryland
April 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our reports dated February 20, 2018, relating to the financial statements and financial highlights, which appear in T. Rowe Price Mid-Cap Index Fund and T. Rowe Price Small-Cap Index Fund’s (two of the portfolios comprising T. Rowe Price Index Trust, Inc.) Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the use in this Registration Statement of our report dated July 24, 2017, relating to the financial statements of T. Rowe Price Multi-Strategy Total Return Fund, Inc. and of our report dated August 17, 2017, relating to the financial statements of T. Rowe Price Capital Appreciation & Income Fund, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Fund Service Providers” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, Maryland
April 26, 2018